[PricewaterhouseCoopers Letterhead]



                                                                    EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-43743) of Central Illinois Public Service Company of our report dated June 28, 2000 on the financial statements of the Central Illinois Public Service Company Long-Term Savings Plan, IUOE No. 148 for the year ended December 31, 1999, which is included in this Form 11-K.




/s/ PricewaterhouseCoopers LLP

St. Louis, Missouri
June 28, 2000